Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Fourth Quarter and Fiscal 2024 Results
Record total quarterly revenue, up 33% year over year, and record quarterly Adjusted EBITDA
Doubles previous stock repurchase program to $200 million
SAN JOSE, California, February 10, 2025 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the fourth quarter and fiscal year ended December 31, 2024.
“Harmonic achieved record quarterly total company revenue and Adjusted EBITDA, with both Broadband and Video revenue exceeding expectations,” said Nimrod Ben-Natan, president and chief executive officer of Harmonic. “The strong performance in Broadband demonstrates our ability to scale to our customers' needs and our technology leadership has never been stronger, leaving us well-positioned to take advantage of expected long-term growth in broadband DOCSIS 4.0 and Fiber.”
“Our prudent 2025 Broadband revenue guidance reflects shifts in customer deployment timing as operators transition to Unified DOCSIS 4.0. These trends are industry-wide and we believe they are short-term in nature,” said Walter Jankovic, chief financial officer of Harmonic. “We remain confident in our long-term outlook and expect to resume above market growth in 2026 as adoption of DOCSIS 4.0 accelerates and cable capital spending returns to its long-term growth trajectory. Additionally, our board of directors has authorized a new three-year, $200 million share repurchase program, reflecting our confidence in the Company's strong continued profitability and free cash flow generation. We intend to opportunistically repurchase our shares when we believe that our stock is undervalued relative to the strength of our business, thereby creating value for our long-term shareholders.”
Q4 Financial and Business Highlights
Financial
•Revenue: $222.2 million, compared to $167.1 million in the prior year period
◦Broadband segment revenue: $171.0 million, compared to $115.2 million in the prior year period
◦Video segment revenue: $51.1 million, compared to $51.9 million in the prior year period
•Gross margin: 56.1% for both GAAP and non-GAAP, compared to GAAP 49.0% and non-GAAP 49.3% in the prior year period
◦Broadband segment non-GAAP gross margin: 52.7% compared to 42.4% in the prior year period
◦Video segment non-GAAP gross margin: 67.4% compared to 64.6% in the prior year period
•Operating income: GAAP income $52.9 million and non-GAAP income $63.1 million, compared to GAAP income $9.6 million and non-GAAP income $18.9 million in the prior year period
•Net income: GAAP net income $38.1 million and non-GAAP net income of $52.4 million, compared to GAAP net income $83.8 million and non-GAAP net income $14.7 million in the prior year period
•Non-GAAP adjusted EBITDA: $71.8 million income compared to $21.7 million income in the prior year period
•Net income per share: GAAP net income per share of $0.32 and non-GAAP net income per share of $0.45, compared to GAAP net income per share of $0.72 and non-GAAP net income per share of $0.13 in the prior year period
•Cash: $101.5 million, compared to $84.3 million in the prior year period
Business
•Commercially deployed our cOS™ solution with 127 customers, serving 33.3 million cable modems
•Largest installed base of DOCSIS 4.0 and now engaged with 10 Tier 1 operators on Unified DOCSIS 4.0
•Increased Q4 2024 rest-of-world Broadband sales by over 50% from prior quarter, and won five new customers including Blue Stream Fiber (USA) and IPKO (Europe)
•Formed exclusive technology collaboration with Sercomm to advance DOCSIS 4.0 unified technologies
•Video SaaS (VOS360) is now qualified on a fourth cloud platform with Akamai Cloud Computing; additionally, Akamai has selected Harmonic as the technology vendor for one of their video streaming services

Share Repurchase Program
Harmonic also announced today that its board of directors has terminated the Company's existing stock repurchase program and authorized a new program under which the Company may repurchase up to $200 million of its outstanding shares of common stock through February 2028. The Company intends to fund the share repurchases from cash on hand and cash generated from operations. Repurchases under the program may be made from time to time through open market purchases and 10b5-1 trading plans, in accordance with applicable securities laws. The timing and amount of any repurchases will depend on a variety of factors, including the price of Harmonic's common stock, business and market conditions, corporate regulatory requirements, strategic opportunities and other factors. The stock repurchase program does not commit Harmonic to acquire any particular amounts of its common stock, and the program may be amended, suspended or discontinued at any time at the Company's discretion.
Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q4 2024	Q3 2024	Q4 2023	Q4 2024	Q3 2024	Q4 2023

	(Unaudited, in millions, except per share data)
Net revenue	$222.2	$195.8	$167.1	*	*	*
Net income	$38.1	$21.7	$83.8	$52.4	$29.9	$14.7
Net income per share	$0.32	$0.19	$0.72	$0.45	$0.26	$0.13

Other Financial Information				Q4 2024	Q3 2024	Q4 2023
				(Unaudited, in millions)
Adjusted EBITDA for the quarter (1)				$71.8	$43.4	$21.7
Bookings for the quarter				$150.0	$171.4	$196.5
Backlog and deferred revenue as of quarter end				$496.3	$584.7	$653.2
Cash and cash equivalents as of quarter end				$101.5	$58.2	$84.3
(1) Adjusted EBITDA is a Non-GAAP financial measure. Refer to "Preliminary Net Income to Consolidated Segment Adjusted EBITDA Reconciliation" below for a reconciliation to net income, the most comparable GAAP measure.
* Not applicable
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and Non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations.”
Financial Guidance

	Q1 2025 GAAP Financial Guidance
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Net revenue	$80	$40	$120	$90	$45	$135
Gross margin %			55.8%			57.0%
Gross profit			$67			$77
Tax rate			19%			19%
Net income (loss)			$(6)			$1
Net income (loss) per share			$(0.05)			$0.01
Shares (1)			117.4			118.5
(1) Diluted shares assumes stock price at $13.07 (Q4 2024 average price).

	2025 GAAP Financial Guidance
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Net revenue	$400	$185	$585	$450	$195	$645
Gross margin %			54.5%			57.1%
Gross profit			$319			$368
Tax rate			19%			19%
Net income			$22			$53
Net income per share			$0.19			$0.45
Shares (1)			119.1			119.1
(1) Diluted shares assumes stock price at $13.07 (Q4 2024 average price).

	Q1 2025 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Gross margin %	52.0%	64.0%	56.0%	54.0%	65.0%	57.7%
Gross profit	$42	$26	$68	$49	$29	$78
Adjusted EBITDA(2)	$9	$—	$9	$15	$2	$17
Tax rate			20%			20%
Net income per share			$0.02			$0.08
Shares (3)			118.5			118.5
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below. Components may not sum to total due to rounding.
(2) Refer to “Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance” below for a reconciliation to net income (loss), the most comparable GAAP measure.
(3) Diluted shares assumes stock price at $13.07 (Q4 2024 average price).

	2025 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Gross margin %	51.0%	63.0%	54.8%	54.0%	65.0%	57.3%
Gross profit	$204	$117	$321	$243	$127	$370
Adjusted EBITDA(2)	$77	$8	$85	$106	$17	$123
Tax rate			20%			20%
Net income per share			$0.43			$0.68
Shares (3)			119.1			119.1
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below. Components may not sum to total due to rounding.
(2) Refer to "Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance" below for a reconciliation to net income (loss), the most comparable GAAP measure.
(3) Diluted shares assumes stock price at $13.07 (Q4 2024 average price).

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, February 10, 2025. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register-conf.media-server.com/register/BI2f09f965b0ef4108b66aaee0197cd4f5. A replay will be available after 5:00 p.m. PT on the same website.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our stock repurchase program and our expectations regarding net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, and net income (loss) per diluted share. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: stock repurchases may not be conducted in the timeframe or in the manner we expect, or at all; customer concentration and consolidation; loss of one or more key customers; delays or decreases in capital spending in the cable, satellite telco, broadcast and media industries; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the market and technology trends underlying our Broadband and Video businesses will not continue to develop in their current direction or pace; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our cOS™ and VOS product solutions; dependence on various broadband and video industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the impact on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2023, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss), Adjusted EBITDA (including those amounts as a percentage of revenue) and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense related to convertible notes - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, and restructuring charges, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
Non-recurring advisory fees - There were non-recurring costs that we excluded from non-GAAP results relating to professional accounting, tax and legal fees associated with strategic corporate initiatives.
Asset impairment and related charges- We exclude asset impairment and related charges due to the nature of such expenses being unusual and arising outside the ordinary course of continuing operations. These costs primarily consist of impairments of fixed assets, right-of-use assets and related leasehold improvements, and other unrecoverable facility costs due to the intended change in use of certain leased space.

CONTACTS:

Walter Jankovic	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6152	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except par value)

	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$101,457	$84,269
Restricted cash	332	—
Accounts receivable, net	178,013	141,531
Inventories	64,004	83,982
Prepaid expenses and other current assets	22,270	20,950
Total current assets	366,076	330,732
Property and equipment, net	26,823	36,683
Operating lease right-of-use assets	12,411	20,817
Goodwill	236,876	239,150
Deferred income taxes	121,028	104,707
Other non-current assets	33,292	36,117
Total assets	$796,506	$768,206

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt	$—	$114,880
Current portion of long-term debt	2,194	—
Current portion of other borrowings	4,941	4,918
Accounts payable	35,250	38,562
Deferred revenue	47,069	46,217
Operating lease liabilities	5,675	6,793
Other current liabilities	72,440	61,024
Total current liabilities	167,569	272,394
Long-term debt	112,084	—
Other long-term borrowings	8,694	10,495
Operating lease liabilities, non-current	14,727	18,965
Other non-current liabilities	28,174	29,478
Total liabilities	331,248	331,332

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 116,735 and 112,407 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	117	112
Additional paid-in capital	2,432,733	2,405,043
Accumulated deficit	(1,953,495)	(1,962,575)
Accumulated other comprehensive loss	(14,097)	(5,706)
Total stockholders’ equity	465,258	436,874
Total liabilities and stockholders’ equity	$796,506	$768,206

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenue:
Appliance and integration	$177,914	$125,197	$507,378	$435,878
SaaS and service	44,252	41,895	171,344	172,029
Total net revenue	222,166	167,092	678,722	607,907
Cost of revenue:
Appliance and integration	84,072	70,596	255,707	236,773
SaaS and service	13,443	14,629	57,094	58,589
Total cost of revenue	97,515	85,225	312,801	295,362
Total gross profit	124,651	81,867	365,921	312,545
Operating expenses:
Research and development	31,413	30,252	120,975	126,282
Selling, general and administrative	38,587	41,982	153,124	163,282
Asset impairment and related charges	610	—	12,713	—
Restructuring and related charges	1,173	—	15,973	809
Total operating expenses	71,783	72,234	302,785	290,373
Income from operations	52,868	9,633	63,136	22,172
Interest expense, net	(2,493)	(571)	(7,326)	(2,696)
Other income (expense), net	5,725	(249)	2,123	(335)
Income before income taxes	56,100	8,813	57,933	19,141
Provision for (benefit from) income taxes	17,980	(75,028)	18,716	(64,853)
Net income	$38,120	$83,841	$39,217	$83,994

Net income per share:
Basic	$0.33	$0.75	$0.34	$0.75
Diluted	$0.32	$0.72	$0.33	$0.72
Weighted average shares outstanding:
Basic	116,619	112,294	115,120	111,651
Diluted	117,699	115,691	117,482	117,359

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Year Ended
	December 31, 2024	December 31, 2023
Cash flows from operating activities:
Net income	$39,217	$83,994
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	12,139	12,255
Asset impairment and related charges	12,036	—
Stock-based compensation	28,073	27,329
Foreign currency remeasurement	315	1,453
Deferred income taxes, net	(16,436)	(92,856)
Provision for excess and obsolete inventories	10,971	7,396
Other adjustments	569	1,920
Changes in operating assets and liabilities:
Accounts receivable, net	(38,241)	(32,695)
Inventories	8,374	35,403
Other assets	3,199	25,483
Accounts payable	(3,107)	(29,358)
Deferred revenues	(2,210)	(20,823)
Other liabilities	7,018	(12,442)
Net cash provided by operating activities	61,917	7,059
Cash flows from investing activities:
Purchases of investments	—	(6,305)
Proceeds from maturities of investments	—	6,305
Purchases of property and equipment	(9,186)	(8,475)
Net cash used in investing activities	(9,186)	(8,475)
Cash flows from financing activities:
Proceeds from long-term debt	115,000	—
Repayment of convertible debt	(115,500)	—
Payments for debt issuance costs	(332)	(1,025)
Proceeds from other borrowings	3,943	3,835
Repayment of other borrowings	(5,447)	(4,865)
Repurchase of common stock	(30,047)	—
Proceeds from common stock issued to employees	6,628	6,558
Taxes paid related to net share settlement of equity awards	(7,514)	(9,493)
Net cash used in financing activities	(33,269)	(4,990)
Effect of exchange rate changes on cash and cash equivalents	(1,942)	1,089
Net increase (decrease) in cash and cash equivalents	17,520	(5,317)
Cash and cash equivalents at beginning of period	84,269	89,586
Cash and cash equivalents at end of period	$101,789	$84,269

Cash and cash equivalents and restricted cash at end of period
Cash and cash equivalents	$101,457	$84,269
Restricted cash	332	—
Total cash, cash equivalents and restricted cash as shown in the condensed consolidated statement of cash flows	$101,789	$84,269

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Year Ended
	December 31, 2024	December 31, 2023
Supplemental cash flow disclosure:
Income tax payments, net	$27,308	$18,128
Interest payments, net	$6,283	$1,626
Supplemental schedule of non-cash investing activities:
Capital expenditures incurred but not yet paid	$488	$618
Supplemental schedule of non-cash financing activities:
Shares of common stock issued upon redemption of the 2024 Notes	4,578	—

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	December 31, 2024		September 27, 2024		December 31, 2023
Geography
Americas	$186,907	84%	$167,720	86%	$129,406	77%
EMEA	26,044	12%	20,269	10%	30,041	18%
APAC	9,215	4%	7,767	4%	7,645	5%
Total	$222,166	100%	$195,756	100%	$167,092	100%

Market
Service Provider	$178,266	80%	$159,993	82%	$128,566	77%
Broadcast and Media	43,900	20%	35,763	18%	38,526	23%
Total	$222,166	100%	$195,756	100%	$167,092	100%

			Twelve Months Ended
			December 31, 2024		December 31, 2023
Geography
Americas			$557,255	82%	$447,700	74%
EMEA			92,553	14%	127,689	21%
APAC			28,914	4%	32,518	5%
Total			$678,722	100%	$607,907	100%

Market
Service Provider			$529,381	78%	$443,005	73%
Broadcast and Media			149,341	22%	164,902	27%
Total			$678,722	100%	$607,907	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended December 31, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$171,028		$51,138		$222,166		$—	$222,166
Gross profit	90,200	(1)	34,451	(1)	124,651	(1)	—	124,651
Gross margin %	52.7%	(1)	67.4%	(1)	56.1%	(1)		56.1%

	Three Months Ended September 27, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$145,338		$50,418		$195,756		$—	$195,756
Gross profit	70,256	(1)	34,770	(1)	105,026	(1)	(294)	104,732
Gross margin %	48.3%	(1)	69.0%	(1)	53.7%	(1)		53.5%

	Three Months Ended December 31, 2023
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$115,229		$51,863		$167,092		$—	$167,092
Gross profit	48,803	(1)	33,491	(1)	82,294	(1)	(427)	81,867
Gross margin %	42.4%	(1)	64.6%	(1)	49.3%	(1)		49.0%

	Twelve Months Ended December 31, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$488,200		$190,522		$678,722		$—	$678,722
Gross profit	242,186	(1)	125,284	(1)	367,470	(1)	(1,549)	365,921
Gross margin %	49.6%	(1)	65.8%	(1)	54.1%	(1)		53.9%

	Twelve Months Ended December 31, 2023
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$388,482		$219,425		$607,907		$—	$607,907
Gross profit	181,932	(1)	133,649	(1)	315,581	(1)	(3,036)	312,545
Gross margin %	46.8%	(1)	60.9%	(1)	51.9%	(1)		51.4%
(1) Segment gross margin and segment gross profit are Non-GAAP financial measures. Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations."

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended December 31, 2024
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Income, net	Net Income
GAAP	$222,166	$124,651	$71,783	$52,868	$3,232	$38,120
Stock-based compensation	—	—	(8,486)	8,486	—	8,486
Restructuring and related charges	—	—	(1,173)	1,173	—	1,173
Asset impairment and related charges (1)	—	—	(610)	610	—	610
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	4,043
Total adjustments	—	—	(10,269)	10,269	—	14,312
Non-GAAP	$222,166	$124,651	$61,514	$63,137	$3,232	$52,432
As a % of revenue (GAAP)		56.1%	32.3%	23.8%	1.5%	17.2%
As a % of revenue (Non-GAAP)		56.1%	27.7%	28.4%	1.5%	23.6%
Diluted net income per share:
GAAP						$0.32
Non-GAAP						$0.45
Shares used in per share calculation:
GAAP and Non-GAAP						117,699
(1) Includes impairment charges of $0.2 million for right-of-use assets and $0.4 million related to the fair value of other unrecoverable facility costs.

	Three Months Ended September 27, 2024
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$195,756	$104,732	$69,308	$35,424	$(6,618)	$21,718
Stock-based compensation	—	294	(5,416)	5,710	—	5,710
Restructuring and related charges	—	—	(281)	281	—	281
Asset impairment and related charges (1)	—	—	(3,103)	3,103	—	3,103
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(871)
Total adjustments	—	294	(8,800)	9,094	—	8,223
Non-GAAP	$195,756	$105,026	$60,508	$44,518	$(6,618)	$29,941
As a % of revenue (GAAP)		53.5%	35.4%	18.1%	(3.4)%	11.1%
As a % of revenue (Non-GAAP)		53.7%	30.9%	22.7%	(3.4)%	15.3%
Diluted net income per share:
GAAP						$0.19
Non-GAAP						$0.26
Shares used in per share calculation:
GAAP and Non-GAAP						117,358
(1) Includes write-off of $1.8 million for internally capitalized software, and impairment charges of $0.8 million for right-of-use assets, $0.1 million for leasehold improvements and $0.4 million related to the fair value of other unrecoverable facility costs.

	Three Months Ended December 31, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$167,092	$81,867	$72,234	$9,633	$(820)	$83,841
Stock-based compensation	—	454	(6,151)	6,605	—	6,605
Restructuring and related charges	—	(27)	—	(27)	—	(27)
Non-recurring advisory fee	—	—	(2,702)	2,702	—	2,702
Non-cash interest expense related to convertible notes	—	—	—	—	233	233
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(78,693)
Total adjustments	—	427	(8,853)	9,280	233	(69,180)
Non-GAAP	$167,092	$82,294	$63,381	$18,913	$(587)	$14,661
As a % of revenue (GAAP)		49.0%	43.2%	5.8%	(0.5)%	50.2%
As a % of revenue (Non-GAAP)		49.3%	37.9%	11.3%	(0.4)%	8.8%
Diluted net income per share:
GAAP						$0.72
Non-GAAP						$0.13
Shares used in per share calculation:
GAAP and Non-GAAP						115,691

	Twelve Months Ended December 31, 2024
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$678,722	$365,921	$302,785	$63,136	$(5,203)	$39,217
Stock-based compensation	—	1,089	(26,984)	28,073	—	28,073
Restructuring and related charges	—	460	(15,973)	16,433	11	16,444
Non-recurring advisory fees	—	—	(755)	755	—	755
Asset impairment and related charges (1)	—	—	(12,713)	12,713	—	12,713
Non-cash interest expense related to convertible notes	—	—	—	—	567	567
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(5,736)
Total adjustments	—	1,549	(56,425)	57,974	578	52,816
Non-GAAP	$678,722	$367,470	$246,360	$121,110	$(4,625)	$92,033
As a % of revenue (GAAP)		53.9%	44.6%	9.3%	(0.8)%	5.8%
As a % of revenue (Non-GAAP)		54.1%	36.3%	17.8%	(0.7)%	13.6%
Diluted net income per share:
GAAP						$0.33
Non-GAAP						$0.78
Shares used in per share calculation:
GAAP and Non-GAAP						117,482
(1) Includes write-off of $1.8 million for internally capitalized software, and impairment charges of $3.9 million for right-of-use assets, $4.3 million for leasehold improvements, and $2.7 million related to the fair value of other unrecoverable facility costs.

	Twelve Months Ended December 31, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$607,907	$312,545	$290,373	$22,172	$(3,031)	$83,994
Stock-based compensation	—	2,349	(24,980)	27,329	—	27,329
Restructuring and related charges	—	687	(445)	1,132	—	1,132
Non-recurring advisory fees	—	—	(5,201)	5,201	—	5,201
Non-cash interest expense related to convertible notes	—	—	—	—	905	905
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(75,595)
Total adjustments	—	3,036	(30,626)	33,662	905	(41,028)
Non-GAAP	$607,907	$315,581	$259,747	$55,834	$(2,126)	$42,966
As a % of revenue (GAAP)		51.4%	47.8%	3.6%	(0.5)%	13.8%
As a % of revenue (Non-GAAP)		51.9%	42.7%	9.2%	(0.3)%	7.1%
Diluted net income per share:
GAAP						$0.72
Non-GAAP						$0.37
Shares used in per share calculation:
GAAP and Non-GAAP						117,359

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment (Unaudited)
(In thousands)

	Three Months Ended December 31, 2024
	Broadband	Video
Income from operations	$57,787	$5,350
Depreciation	2,133	835
Other non-operating expenses, net	4,130	1,595
Adjusted EBITDA(1)	$64,050	$7,780
Revenue	$171,028	$51,138
Adjusted EBITDA margin % (1)	37.5%	15.2%

	Three Months Ended September 27, 2024
	Broadband	Video
Income from operations	$38,192	$6,326
Depreciation	2,001	859
Other non-operating expenses, net	(2,733)	(1,199)
Adjusted EBITDA(1)	$37,460	$5,986
Revenue	$145,338	$50,418
Adjusted EBITDA margin % (1)	25.8%	11.9%

	Three Months Ended December 31, 2023
	Broadband	Video
Income (loss) from operations	$20,268	$(1,355)
Depreciation	1,794	1,283
Other non-operating expenses, net	(160)	(89)
Adjusted EBITDA(1)	$21,902	$(161)
Revenue	$115,229	$51,863
Adjusted EBITDA margin % (1)	19.0%	(0.3)%

	Twelve Months Ended December 31, 2024
	Broadband	Video
Income from operations	$118,354	$2,756
Depreciation	8,253	3,886
Other non-operating expenses, net	1,624	510
Adjusted EBITDA(1)	$128,231	$7,152
Revenue	$488,200	$190,522
Adjusted EBITDA margin % (1)	26.3%	3.8%

	Twelve Months Ended December 31, 2023
	Broadband	Video
Income (loss) from operations	$64,575	$(8,741)
Depreciation	6,855	5,400
Other non-operating expenses, net	(204)	(131)
Adjusted EBITDA(1)	$71,226	$(3,472)
Revenue	$388,482	$219,425
Adjusted EBITDA margin % (1)	18.3%	(1.6)%
(1) Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. Refer below for the reconciliation of consolidated adjusted EBITDA to net income (loss), the most directly comparable GAAP measure.

Harmonic Inc.
Preliminary Net Income to Consolidated Segment Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	December 31, 2024	September 27, 2024	December 31, 2023
Net income (GAAP)	$38,120	$21,718	$83,841
Provision for (benefit from) income taxes	17,980	7,088	(75,028)
Interest expense, net	2,493	2,686	571
Depreciation	2,968	2,860	3,077
EBITDA	61,561	34,352	12,461

Adjustments
Stock-based compensation	8,486	5,710	6,605
Restructuring and related charges	1,173	281	(27)
Non-recurring advisory fees	—	—	2,702
Asset impairment and related charges	610	3,103	—
Total consolidated segment adjusted EBITDA (Non-GAAP)	$71,830	$43,446	$21,741
Revenue	$222,166	$195,756	$167,092
Net income margin (GAAP)	17.2%	11.1%	50.2%
Consolidated segment adjusted EBITDA margin (Non-GAAP)	32.3%	22.2%	13.0%

	Twelve Months Ended
	December 31, 2024	December 31, 2023
Net income (GAAP)	$39,217	$83,994
Provision for (benefit from) income taxes	18,716	(64,853)
Interest expense, net	7,326	2,696
Depreciation	12,139	12,255
EBITDA	77,398	34,092

Adjustments
Stock-based compensation	28,073	27,329
Restructuring and related charges	16,444	1,132
Non-recurring advisory fees	755	5,201
Asset impairment and related charges	12,713	—
Total consolidated segment adjusted EBITDA (Non-GAAP)	$135,383	$67,754
Revenue	$678,722	$607,907
Net income margin (GAAP)	5.8%	13.8%
Consolidated segment adjusted EBITDA margin (Non-GAAP)	19.9%	11.1%

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q1 2025 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income (Loss) from Operations			Net Income (Loss)
GAAP	$120	to	$135	$67	to	$77	$71	to	$73	$(4)	to	$4	$(6)	to	$1
Stock-based compensation expense	—			1			(9)			10			10
Tax effect of non-GAAP adjustments	—			—			—			—			(1)	to	(2)
Total adjustments	—			1			(9)			10			9	to	8
Non-GAAP	$120	to	$135	$68	to	$78	$62	to	$64	$6	to	$14	$3	to	$9
As a % of revenue (GAAP)				55.8%	to	57.0%	59.2%	to	54.1%	(3.3)%	to	3.0%	(5.0)%	to	0.7%
As a % of revenue (Non-GAAP)				56.0%	to	57.7%	51.7%	to	47.4%	5.0%	to	10.4%	2.5%	to	6.7%
Diluted net income (loss) per share:
GAAP													$(0.05)	to	$0.01
Non-GAAP													$0.02	to	$0.08
Shares used in per share calculation:
GAAP													117.4	to	118.5
Non-GAAP													118.5
(1) Components may not sum to total due to rounding.

	2025 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income
GAAP	$585	to	$645	$319	to	$368	$281	to	$292	$38	to	$76	$22	to	$53
Stock-based compensation expense	—			2			(34)			36			36
Tax effect of non-GAAP adjustments	—			—			—			—			(7)	to	(8)
Total adjustments	—			2			(34)			36			29	to	28
Non-GAAP	$585	to	$645	$321	to	$370	$247	to	$258	$74	to	$112	$51	to	$81
As a % of revenue (GAAP)				54.5%	to	57.1%	48.0%	to	45.3%	6.5%	to	11.8%	3.8%	to	8.2%
As a % of revenue (Non-GAAP)				54.8%	to	57.3%	42.2%	to	40.0%	12.6%	to	17.4%	8.7%	to	12.6%
Diluted net income per share:
GAAP													$0.19	to	$0.45
Non-GAAP													$0.43	to	$0.68
Shares used in per share calculation:
GAAP and Non-GAAP													119.1
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment on Financial Guidance (Unaudited) (1)
(In millions)

	Q1 2025 Financial Guidance
	Broadband			Video
Income (loss) from operations	$7	to	$13	$(1)	to	$1
Depreciation	2		2	1		1
Segment adjusted EBITDA(2)	$9	to	$15	$—	to	$2

	2025 Financial Guidance
	Broadband			Video
Income from operations	$69	to	$98	$5	to	$14
Depreciation	10		10	3		3
Other non-operating expenses	(2)		(2)	—		—
Segment adjusted EBITDA(2)	$77	to	$106	$8	to	$17
(1) Components may not sum to total due to rounding.
(2) Segment Adjusted EBITDA is a Non-GAAP financial measure. Refer below for the "Net income (loss) to Consolidated Segment Adjusted EBITDA reconciliation on Financial Guidance."

Harmonic Inc.
Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited) (1)
(In millions)

	Q1 2025 Financial Guidance			2025 Financial Guidance
Net income (loss) (GAAP)	$(6)	to	$1	$22	to	$53
Provision for (benefit from) income taxes	—		1	6		13
Interest expense, net	2		2	8		8
Depreciation	3		3	13		13
EBITDA	$(1)	to	$7	$49	to	$87

Adjustments
Stock-based compensation	10		10	36		36
Total consolidated segment adjusted EBITDA (Non-GAAP) (2)	$9	to	$17	$85	to	$123
(1) Components may not sum to total due to rounding.
(2) Consolidated Segment Adjusted EBITDA is a Non-GAAP financial measure. Refer to "Use of Non-GAAP Financial Measures" above.